Schedule of Investments (unaudited) June 30, 2019	BlackRock Energy & Resources Portfolio (Percentages shown are based on Net Assets)

Security	Shares	Value

Common Stocks — 97.6%

Energy Equipment & Services — 14.7%
Baker Hughes a GE Co.	102,515	$2,524,945
Halliburton Co.	95,532	2,172,398
Patterson-UTI Energy, Inc.	253,314	2,915,644
Poseidon Concepts Corp.(a)	35,081	—
Precision Drilling Corp.(a)	340,269	639,198
TechnipFMC PLC	124,113	3,219,491
Tenaris SA	227,160	2,979,384

		14,451,060

Oil, Gas & Consumable Fuels — 82.9%
Anadarko Petroleum Corp.	57,250	4,039,560
Cabot Oil & Gas Corp.	201,721	4,631,514
Cairn Energy PLC(a)	1,269,684	2,800,598
Cheniere Energy, Inc.(a)	55,681	3,811,364
Cimarex Energy Co.	63,410	3,762,115
Concho Resources, Inc.	38,079	3,928,991
Devon Energy Corp.	60,784	1,733,560
Diamondback Energy, Inc.	15,066	1,641,742
Encana Corp.	360,083	1,847,778
EQT Corp.	157,013	2,482,376
Equitrans Midstream Corp.(b)	118,102	2,327,790
Galp Energia SGPS SA	296,276	4,556,510
Green Plains, Inc.	54,380	586,216
Hess Corp.	31,395	1,995,780
HollyFrontier Corp.	71,309	3,300,181
Kosmos Energy Ltd.	619,558	3,884,629
Longview Energy Co. (Acquired 8/13/04, cost $1,281,000)(c)(d)	85,400	164,822

Security	Shares	Value

Oil, Gas & Consumable Fuels (continued)
Lundin Petroleum AB	80,949	$2,522,104
Marathon Oil Corp.	415,873	5,909,555
Marathon Petroleum Corp.	67,840	3,790,899
Noble Energy, Inc.	142,926	3,201,542
Oil Search Ltd.	509,553	2,541,059
Pioneer Natural Resources Co.	25,868	3,980,051
TC Energy Corp.	77,058	3,820,095
Valero Energy Corp.	45,725	3,914,517
Williams Cos., Inc.	149,133	4,181,689

		81,357,037

Total Long-Term Investments — 97.6% (Cost: $96,565,925)		95,808,097

Short-Term Securities — 3.1%
BlackRock Liquidity Funds, T-Fund, Institutional Class, 2.26%(e)(g)	2,919,067	2,919,067
SL Liquidity Series, LLC, Money Market Series, 2.55%(e)(f)(g)	138,326	138,368

Total Short-Term Securities — 3.1% (Cost: $3,057,395)		3,057,435

Total Investments — 100.7% (Cost: $99,623,320)		98,865,532

Liabilities in Excess of Other Assets — (0.7)%		(681,942)

Net Assets — 100.0%		$98,183,590

(a)	Non-income producing security.
(b)	Security, or a portion of the security, is on loan.
(c)	Security is valued using significant unobservable inputs and is classified as Level 3 in the fair value hierarchy.
(d)

Restricted security as to resale, excluding 144A securities. The Fund held restricted securities with a current value of $164,822, representing 0.2% of its net assets as of period end, and an original cost of $1,281,000.

(e)	Annualized 7-day yield as of period end.
(f)	Security was purchased with the cash collateral from loaned securities.
(g)

During the period ended June 30, 2019, investments in issuers considered to be an affiliate/affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

							Net	Change in
	Shares		Shares				Realized	Unrealized
	Held at	Net	Held at	Value at			Gain	Appreciation
Affiliate	09/30/18	Activity	06/30/19	06/30/19	Income		(Loss)(a)	(Depreciation)

BlackRock Liquidity Funds, T-Fund, Institutional Class	1,009,593	1,909,474	2,919,067	$2,919,067	$28,684		$—	$—
SL Liquidity Series, LLC, Money Market Series	6,567,316	(6,428,990)	138,326	138,368	540	(b)	182	(61)

				$3,057,435	$29,224		$182	$(61)

(a)	Includes net capital gain distributions, if applicable.
(b)

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial reporting purposes as follows:

•	Level 1 — Unadjusted price quotations in active markets/exchanges for identical assets or liabilities that the Fund has the ability to access

•

Level 2 — Other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — Unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including the Fund’s own assumptions used in determining the fair value of investments)

Schedule of Investments (unaudited) (continued) June 30, 2019	BlackRock Energy & Resources Portfolio

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) in determining the price for Fair Valued Investments. Level 3 investments include equity or debt issued by privately held companies or funds. There may not be a secondary market, and/or there are a limited number of investors. The categorization of a value determined for investments is based on the pricing transparency of the investments and is not necessarily an indication of the risks associated with investing in those securities. For information about the Fund’s policy regarding valuation of investments, refer to the Fund’s most recent financial statements as contained in its semi-annual report.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total

Assets:
Investments:
Long-Term Investments:
Common Stocks:
Energy Equipment & Services	$11,471,676	$2,979,384	$—	$14,451,060
Oil, Gas & Consumable Fuels	68,771,944	12,420,271	164,822	81,357,037
Short-Term Securities	2,919,067	—	—	2,919,067

Subtotal	$83,162,687	$15,399,655	$164,822	$98,727,164

Investments Valued at Net Asset Value (“NAV”)(a)				138,368

Total Investments				$98,865,532

(a)	Certain investments of the Fund were fair valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

2